UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2019

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

 Item 2.01 Completion of Acquisition or Disposition of Assets

Effective before the opening of business on November 1, 2019, Investar Holding Corporation (NASDAQ: ISTR) (“Investar”), the holding company for Investar Bank, National Association (“Investar Bank”), completed its previously announced acquisition of Bank of York, York, Alabama (“Bank of York”).

The acquisition was completed pursuant to the terms of the Agreement and Plan of Reorganization (the “Merger Agreement”), dated July 30, 2019, by and among Investar, Investar Bank, and Bank of York. Pursuant to the Merger Agreement, Bank of York was merged with and into Investar Bank, with Investar Bank surviving the merger.

Under the terms of the Merger Agreement, all of the issued and outstanding shares of Bank of York common stock were converted into the right to receive aggregate merger consideration of $15,000,000. Bank of York was also permitted under the terms of the agreement to make a special pre-closing cash distribution to its shareholders in an aggregate amount of approximately $1.0 million.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Investar’s Current Report on Form 8-K filed on July 30, 2019, and is incorporated herein by reference.
Item 8.01 Other Events

On November 1, 2019, Investar issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of Bank of York.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated November 1, 2019
2.1
Agreement and Plan of Reorganization dated July 30, 2019, by and among Investar Holding Corporation, Investar Bank, and Bank of York, filed as exhibit 2.1 to the Current Report on Form 8-K of the Company filed July 30, 2019 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: November 1, 2019	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer